--------------------------------------------------------------------------------
DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz
--------------------------------------------------------------------------------



                       ----------------------------------
                                Articlesof Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 1
                       ----------------------------------





Important: Read attached instructions before completing form:


                                              ABOVE SPACE IS FOR OFFICE USE ONLY

     (Pursuantto Nevada Revised Statutes Chapter 92A)(excluding 92A.200(4b))
                               SUBMIT IN DUPLICATE

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [ ] and attach an 8'/Z" x 11" blank sheet containing the required information for each additional entity.


New World Entertainment Corp.
--------------------------------------------  ----------------------------------
Name of merging entity
--------------------------------------------  ----------------------------------
Nevada                                        Corporation
--------------------------------------------------------------------------------
Jurisdiction                                  Entity type *
--------------------------------------------  ----------------------------------
Name of merging entity
--------------------------------------------  ----------------------------------
Jurisdiction                                  Entity type *
--------------------------------------------  ----------------------------------
Name of merging entity
--------------------------------------------  ----------------------------------
Jurisdiction                                  Entity type *

--------------------------------------------------------------------------------
Name of merging entity
--------------------------------------------  ----------------------------------
Jurisdiction                                  Entity type *

and,

Morningstar Industrial Holdings Corp.
--------------------------------------------------------------------------------
Name of surviving entity
--------------------------------------------  ----------------------------------
Nevada                                        Corporation
--------------------------------------------  ----------------------------------

--------------------------------------------  ----------------------------------
Jurisdiction                                  Entity type*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz
--------------------------------------------------------------------------------



                       ----------------------------------
                                Articlesof Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 2
                       ----------------------------------


Important: Read attached instructions before completing form:


2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn: New World Entertainment Corp.
--------------------------------------------------------------------------------
c/o:  The Corporation Trust Company of Nevada
--------------------------------------------------------------------------------
      6100 Neil Road, Suite 500
--------------------------------------------------------------------------------
      Reno, NV 89511
--------------------------------------------------------------------------------

3)   (Choose one)

[ ] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

[X] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box Q and attach an 8(1)f2" x 11" blank sheet containing the required information for each additional entity):

     (a)  Owner's approval was not required from


     New World Entertainment Corp.
     ---------------------------------------------------------------------------
     Name of merging entity, if applicable

     ---------------------------------------------------------------------------

     Narhe of merging entity, if applicable
     ---------------------------------------------------------------------------

     Name of merging entity, if applicable
     ---------------------------------------------------------------------------
     Name of merging entity, if applicable

     and, or;

     Morningstar Industrial Holdings Corp.
     Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.

                                        Nevada Secretary or State AM Merger 2003
                                                            Revised on: 10/24/03

--------------------------------------------------------------------------------
DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz
--------------------------------------------------------------------------------



                       ----------------------------------
                                Articlesof Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 3
                       ----------------------------------



Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY




     (b)  The plan was approved by the required consent of the owners of *:



     Name of merging, entity, if applicable
     ---------------------------------------------------------------------------

     Name of merging entity, if applicable
     ---------------------------------------------------------------------------

     Name of merging entity, if applicable
     ---------------------------------------------------------------------------

     Name of merging entity, if applicable
     ---------------------------------------------------------------------------

     and, or;


     ---------------------------------------------------------------------------
     Name of surviving entity, if applicable




* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.







This farm must be accompanied by appropriate ees. See attached fee schedule.

                                        Nevada secretary of State AM Merger 2003
                                                            Revised on: 10124103

--------------------------------------------------------------------------------
DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz
--------------------------------------------------------------------------------



                       ----------------------------------
                                Articlesof Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 4
                       ----------------------------------





Important: Read attached instructions before completing form.


                                              ABOVE SPACE IS FOR OFFICE USE ONLY







(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):
     The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.



     Name of merging, entity, if applicable
     ---------------------------------------------------------------------------

     Name of merging entity, if applicable
     ---------------------------------------------------------------------------

     Name of merging entity, if applicable
     ---------------------------------------------------------------------------

     Name of merging entity, if applicable
     ---------------------------------------------------------------------------

     and, or;


     ---------------------------------------------------------------------------
     Name of surviving entity, if applicable









   This form must be accompanied by appropriate fees. See attached fee schedule. Nevada secretary of State AM Merger 2003

                                        Nevada secretary of State AM Merger 2003
                                                            Revised on: 10124103

--------------------------------------------------------------------------------
DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz
--------------------------------------------------------------------------------



                       ----------------------------------
                                Articlesof Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 5
                       ----------------------------------





Important: Read attached instructions before completing fo


                                              ABOVE SPACE IS FOR OFFICE USE ONLY


5) Amendments, if any, to the articlesor certificate of the surviving entity. Provide article numbers, if available. (NRS 9M.200)*:


     First. The name of the corporation is New World Entertainment Corp.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------




6)   Location of Plan of Merger (check a or b):

     ________(a) The entire plan of merger is attached;

     or,

     [x] (b) The entire plan of merger ison file at the registered office of the surviving corporation,Ilimited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200)


7)   Effective date (optional)**: May 1, 2006


* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A:180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.


                                        Nevada secretary of State AM Merger 2003
                                                            Revised on: 10124103

--------------------------------------------------------------------------------
DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz
--------------------------------------------------------------------------------



                       ----------------------------------
                                Articlesof Merger
                            (PURSUANT TO NRS 92A.200)
                                     Page 6
                       ----------------------------------




     New World Entertainment Corp.
     ---------------------------------------------------------------------------
     Name of merging entity


     Michelle Dobson                  President                  April 17, 2006
     ---------------------------------------------------------------------------
     Signature                        Title                      Date


     ---------------------------------------------------------------------------
      Name of merging entity

     ---------------------------------------------------------------------------
     Signature                        Title                      Date

     ---------------------------------------------------------------------------
     Name of merging entity

     ---------------------------------------------------------------------------
     Signature                        Title                      Date

     ---------------------------------------------------------------------------
     Name of merging entity

     ---------------------------------------------------------------------------
     Signature                        Title                      Date


     Morningstar Industrial Holdings Corp.
     ---------------------------------------------------------------------------
     Name of surviving entity

     Michelle Dobson                  President                  April 17, 2006
     ---------------------------------------------------------------------------
     Signature                        Title                      Date


* articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (MRS I92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.



This form must be accompanied by appropriate fees. See attached fee schedule.


                                        Nevada secretary of State AM Merger 2003
                                                            Revised on: 10124103